Lawsuits, Claims, Commitments and Contingencies (Tables)	9 Months Ended
Sep. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Schedule of future minimum lease payments for non-cancelable operating leases
At December 31, 2017, future net minimum lease payments for non-cancelable operating leases (excluding oil and natural gas and other mineral leases, utilities, taxes and insurance and maintenance expense) totaled:

Amount
(in thousands)
2018	$1,349
2019	1,141
2020	85
2021	87
2022	88
Thereafter	—
Total minimum lease payments	$2,750
At September 30, 2018, future net minimum lease payments for non-cancelable operating leases (excluding oil and natural gas and other mineral leases, utilities, taxes and insurance and maintenance expense) totaled:

Amount
(in thousands)
2018	$362
2019	1,290
2020	316
2021	321
2022	326
Thereafter	229
Total minimum lease payments	$2,844